As filed with the Securities and Exchange Commission on August 20, 1997

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant  /x/
Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                  the Commission Only
/x/  Definitive Proxy Statement                   (as permitted by Rule
                                                  14a-6(e)(2))
/x/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         NOMURA PACIFIC BASIN FUND, INC.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration state-
ment number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

--------------------------------------------------------------------------------

                         NOMURA PACIFIC BASIN FUND, INC.
                                 180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 24, 1997




TO THE SHAREHOLDERS OF
NOMURA PACIFIC BASIN FUND, INC.:

      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Nomura Pacific Basin Fund, Inc. (the "Fund") will be held at the offices of Nomura Capital Management, Inc., 180 Maiden Lane, New York, New York on Wednesday, September 24, 1997 at 10:00 A.M. for the following purposes:

          (1) To elect six Directors to serve for an indefinite term until their successors are elected and qualified; (2) To consider and act upon a proposal to ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending March 31, 1998;

          (3) To consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.;

          (4) To consider and act upon a proposal to approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.;

          (5) To consider and act upon a proposal to approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Singapore Ltd.;

          (6) To consider and act upon a proposal to amend the Fund's Charter to permit the Fund to offer multiple classes of shares;

          (7) To consider and act upon a proposal to remove certain fundamental investment restrictions no longer required by state securities laws; and

          (8) To transact such other business as may properly come before the Meeting or any adjournment thereof. The Board of Directors has fixed the close of business on August 4, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

      A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 10, 1997, at the offices of the Fund, 180 Maiden Lane, New York, New York.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose.
The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.


                                              By Order of the Board of Directors

                                                                 JOHN F. WALLACE
                                                                       Secretary
New York, New York
Dated: August 20, 1997

                                 PROXY STATEMENT

                         NOMURA PACIFIC BASIN FUND, INC.
                                 180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 24, 1997


                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Nomura Pacific Basin Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Capital Management, Inc. ("NCM"), 180 Maiden Lane, New York, New York, on Wednesday, September 24, 1997, at 10:00 A.M. The approximate mailing date of this Proxy Statement is August 21, 1997.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted (a) FOR the election of six Directors, (b) FOR the ratification of the selection of independent accountants, (c) FOR the approval of a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), (d) FOR the approval of a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM"), (e) FOR the approval of a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Singapore Ltd. ("NAM-Singapore"), (f) FOR the approval of amendments to the Fund's Charter to permit the Fund to offer multiple classes of shares, and (g) FOR the approval of removing certain fundamental investment restrictions no longer required by state securities laws. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board of Directors has fixed the close of business on August 4, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of August 4, 1997, the Fund had outstanding 1,543,741 shares of Common Stock, par value $0.10 per share.

      The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 through 7 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ITEM 1. ELECTION OF DIRECTORS

      At the Meeting six Directors will be elected to serve for an indefinite term until their successors are elected and qualified. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a special meeting of shareholders for the election of Directors. Shareholders may, in accordance with Maryland law, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors at the request of 25% of the outstanding shares of the Fund. A Director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors.

      It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

                                                                                                      Shares of
                                                                                                    Common Stock
                                                                                                     of the Fund
                                              Principal Occupations                                 Beneficially
       Name and Address                      During Past Five Years                     Director      Owned at
         of Nominee                        and Public Directorships(1)           Age     Since     August 4, 1997
       ----------------                     ------------------------             ---     ------    --------------
William G. Barker, Jr. (2)..........   Consultant to the television industry     64       1993          -0-
111 Parsonage Road                       since 1991;  Senior Vice President
Greenwich, Connecticut 06830             and Chief Financial Officer of The
                                         CBS/Fox Company from 1982 to 1991.

George H. Chittenden (2)............   Director of Bank Audi (US).               80       1985          -0-
155 Buffalo Bay, Neck Road
Madison, Connecticut 06443

Haruo Sawada (3)....................   President of the Fund since 1997;         47       1997          -0-
180 Maiden Lane                          President and Director of NCM
New York, New York 10038                 since 1997; General Manager of
                                         Nomura Investment Management
                                         Co., Ltd. ("NIMCO") from 1994
                                         to 1996; Senior Vice President of
                                         NCM from 1990 to 1994.

Chor Weng Tan (2)...................   Managing Director for Education, The      61       1985          -0-
345 East 47th Street                     American Society of Mechanical
New York, New York 10017                 Engineering since 1991;
                                         Professor, School of Engineering,
                                         The Cooper Union from 1963 to
                                         1991; Dean, School of
                                         Engineering, The Cooper Union
                                         from 1975 to 1987; Executive
                                         Officer, The Cooper Union
                                         Research Foundation from 1976
                                         to 1987; Program Director,
                                         Presidential Young Investigator
                                         Awards of National Science
                                         Foundation from 1987 to 1989;
                                         and Director, Tround
                                         International, Inc.

Arthur R. Taylor (2)................   President of Muhlenberg College since     62       1985          -0-
2400 Chew Street                         1992; Dean of the Faculty of
Allentown, Pennsylvania 18104            Business of Fordham University
                                         from 1985 to 1992; Chairman of
                                         Arthur R. Taylor & Co.
                                         (investment firm); and Director
                                         of Louisiana Land & Exploration
                                         Company and Pitney Bowes, Inc.
                                         from 1982 to 1997.

                                                                                                      Shares of
                                                                                                    Common Stock
                                                                                                     of the Fund
                                              Principal Occupations                                 Beneficially
       Name and Address                      During Past Five Years                     Director      Owned at
         of Nominee                        and Public Directorships(1)           Age     Since     August 4, 1997
       ----------------                     ------------------------             ---     ------    --------------
John F. Wallace (3).................   Secretary and Treasurer of the Fund       68       1990          -0-
180 Maiden Lane                          since 1985; Senior Vice President
New York, New York 10038                 of NCM since 1981, Secretary
                                         since  1976,  Treasurer  since 1984 and
                                         Director   since   1986;   Senior  Vice
                                         President    of    Nomura    Securities
                                         International, Inc. ("NSI") since 1978,
                                         Secretary   from  1977  to  1991,   and
                                         Director from 1983 to 1991.

--------------

(1) Each of the nominees is also a director of Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc., and Korea Equity Fund, Inc., investment companies for which NCM acts as manager.

(2)  Member  of  Audit  Committee  and  Nominating  Committee  of the  Board  of
     Directors.

(3) "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee.

      During the fiscal year ended March 31, 1997, the Board of Directors held seven meetings; the Audit Committee held one meeting; and the Nominating Committee held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is a member of the Audit and Nominating Committees attended at least 75% of the meetings of such Committees held during such period.

      Interested Persons. The Fund considers two nominees, Messrs. Sawada and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act. Mr. Sawada is President of the Fund and the President and a director of NCM. Mr. Wallace is Secretary and Treasurer of the Fund, Senior Vice President, Secretary, Treasurer and a director of NCM and Senior Vice President of NSI, which is an affiliate of NCM.

      Compensation of Directors. The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with a Director's actual out-of-pocket expenses related to attendance at meetings. Such fees and expenses aggregated $40,393 for the fiscal year ended March 31, 1997. The Fund has paid affiliated Directors' out-of-pocket expenses in connection with attendance at meetings of the Board of Directors; such expenses aggregated $2,206 for the fiscal year ended March 31, 1997.

      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid by all investment companies managed by NCM or advised by NIMCO to the Directors:

                                              Aggregate           Pension or Retirement      Total Compensation from
                                            Compensation       Benefits Accrued as Part of    Fund Complex Paid to
                                            from Fund for         Fund Expenses for its       Directors During the
                                        its Fiscal Year Ended       Fiscal Year Ended          Calendar Year Ended
      Name of Director                     March 31, 1997             March 31, 1997           December 31, 1996*
       ---------------                    -----------------       ---------------------       --------------------
William G. Barker, Jr...................       $8,500                      None                      $33,000
George H. Chittenden....................       $8,500                      None                      $33,000
Haruo Sawada............................          --                       None                          --
Chor Weng Tan...........................       $8,500                      None                      $33,000
Arthur R. Taylor........................       $8,500                      None                      $33,000

-----------------
* In addition to the Fund, the "Fund Complex" includes Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc., and Korea Equity Fund, Inc.

      Officers of the Fund. The following table sets forth information concerning the officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                                             Shares of Common
                                                                                             Stock of the Fund
                                                                                               Beneficially
           Name and Principal                                                    Officer         Owned at
    Occupation During Past Five Years                    Office          Age      Since       August 4, 1997
    ---------------------------------                    ------          ---      -----       --------------
Haruo Sawada.....................................       President       47        1997              -0-
     President and Director of NCM since 1997,
     General  Manager of NIMCO from 1994 to 1996,  Senior Vice  President of NCM from 1990 to 1994.

Mitsutoyo Kohno..................................    Vice President     48        1990              -0-
     Senior Vice President of NCM since 1991
     and Director since 1994, Vice President
     from 1989 to 1991.


John F. Wallace..................................     Secretary and     68        1985              -0-
     Senior Vice President of NCM since 1981,           Treasurer
     Secretary since 1976,  Treasurer since 1984
     and Director since 1986. Senior  Vice President
     of NSI since 1978, Secretary from 1977 to 1991,
     and Director from 1983 to 1991.

      Stock Ownership. At August 4, 1997, the Directors and officers of the Fund as a group (7 persons) owned no shares of the Fund. Mr. Sawada, President of the Fund, and Mr. Mitsutoyo Kohno, Vice President of the Fund, together own less than 1% of the shares of The Nomura Securities Co., Ltd., an affiliate of both NCM and NIMCO.

                  ITEM 2. SELECTION OF INDEPENDENT ACCOUNTANTS

      On the recommendation of the Audit Committee, the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP ("Price Waterhouse"), as independent accountants, to audit the financial statements of the Fund for the fiscal year ending March 31, 1998. Price Waterhouse has acted as the Fund's independent accountants since the inception of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.
      Price Waterhouse also acts as independent accountants for The Nomura Securities Co., Ltd. and certain of its affiliated entities, including NCM, and for three other investment companies for which NCM acts as manager. The Board of Directors of the Fund considered the fact that Price Waterhouse has been retained as the independent accountants for these other entities in its evaluation of the ability of Price Waterhouse to also function in that capacity for the Fund.
      A representative of Price Waterhouse is expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if such person so desires.

        ITEMS 3., 4. AND 5. APPROVAL OR DISAPPROVAL OF THE MANAGEMENT AND
                        INVESTMENT ADVISORY ARRANGEMENTS

      Nomura Capital Management, Inc. ("NCM") has served as the management company for the Fund since the Fund commenced operations in 1985. Nomura Investment Management Co., Ltd. ("NIMCO"), the parent of NCM, has served as the investment adviser for the Fund since that time. During 1992, following approval by the Fund's shareholders, NCM entered into an investment advisory agreement with Nomura Capital Management (Singapore) Ltd. ("NCM-Singapore"). NCM, NIMCO, and NCM-Singapore are each affiliates of The Nomura Securities Co., Ltd. ("Nomura"), which is the largest securities company in Japan. The existing agreements between the Fund and NCM, NCM and NIMCO, and NCM and NCM-Singapore are referred to below as the Current Management Agreement, the Current NIMCO Investment Advisory Agreement, and the Current NCM-Singapore Investment Advisory Agreement, respectively.

      NIMCO has announced a proposed merger pursuant to which it and The Nomura Securities Investment Trust Management Co., Ltd. ("NSITM"), another investment advisory company affiliated with Nomura, will consolidate their organizations. The merger of the two affiliated companies is permitted by recent changes in Japanese law. NIMCO is the largest investment advisory company in Japan in terms of total assets under management. NSITM is the largest investment trust management company in Japan. At June 30, 1997, NIMCO and NSITM together managed approximately $127.9 billion of investments.

      It is presently contemplated that the corporate restructuring of NIMCO and NSITM (the "NAM Restructuring") will take place on or about October 1, 1997. As part of the NAM Restructuring, it is anticipated that a subsidiary of NSITM based in New York will merge into NCM, and that a subsidiary of NSITM located in Singapore will merge into NCM-Singapore. After the restructuring, the advisory firms will operate under the following names: the successor firm to NIMCO will be Nomura Asset Management Co., Ltd. ("NAM"), the successor firm to NCM will be Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), and the successor firm to NCM-Singapore will be Nomura Asset Management Singapore Ltd. ("NAM-Singapore").

      NCM has advised the Board of Directors and the Fund that the changes in the corporate structure of the advisers in the United States, Japan and Singapore are not expected to affect the portfolio management or day-to-day operations of the Fund. However, these changes may constitute an "assignment" of the relevant contracts under the Investment Company Act, which would result in a termination of the Current Management Agreement, the Current NIMCO Investment Advisory Agreement, and the Current NCM-Singapore Investment Advisory Agreement. Accordingly, in anticipation of the consummation of the NAM Restructuring and in order to ensure the continuity of management services provided to the Fund by NCM, and investment advisory services provided to the Fund by NIMCO and NCM-Singapore, a new management agreement between the Fund and NAM-U.S.A. (the "New Management Agreement"), a new investment advisory agreement between NAM-U.S.A. and NAM (the "New NAM Investment Advisory Agreement"), and a new investment advisory agreement between NAM-U.S.A and NAM-Singapore (the "New NAM-Singapore Investment Advisory Agreement") are proposed to be approved prior to such date by a majority of the Fund's shareholders.

      The proposed new agreements under which the Fund will operate after the NAM Restructuring are substantively identical to the agreements under which the Fund currently operates. The services to be provided by NAM-U.S.A., NAM, and NAM-Singapore after the NAM Restructuring will be identical to the services currently provided by NCM, NIMCO, and NCM-Singapore, respectively. NCM has advised the Board of Directors of the Fund that the NAM Restructuring will provide the Fund with access to an investment adviser with a larger capital base and increased investment research staff. NCM has further advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished by NCM, NIMCO, and NCM-Singapore, respectively. AS DESCRIBED BELOW, THE PROPOSED NEW AGREEMENTS DO NOT ALTER THE RATE OF MANAGEMENT COMPENSATION PRESENTLY PAYABLE BY THE FUND.

      In their consideration of the above agreements, the Board of Directors received information relating to, among other things, alternatives to the present arrangements, the nature, quality and extent of the advisory and other services to be provided to the Fund by NAM-U.S.A., NAM, and NAM-Singapore, and comparative data with respect to the advisory fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The Independent Directors also considered the quality of the personnel providing management and investment advisory services to the Fund, NCM's representations that there will be no material adverse change in the services provided to the Fund after the NAM Restructuring is completed, the relative profitability of the present arrangements to NCM, NIMCO, and NCM-Singapore, and information about the services to be performed and the personnel performing such services under the proposed agreements. The Independent Directors were advised by separate counsel in connection with their review of the management and investment advisory arrangements of the Fund.

      If approved by the Fund's shareholders at the Meeting, each of the New Management Agreement, the New NAM Investment Advisory Agreement and the New NAM-Singapore Investment Advisory Agreement will remain in effect until September 30, 1999, unless terminated as described below. The Current Management Agreement, the Current NIMCO Investment Advisory Agreement, and the Current NCM-Singapore Investment Advisory Agreement were each last approved by the Fund's shareholders on February 27, 1992. Although the management and investment advisory arrangements consist of three separate contracts, none of the agreements will become effective unless all three are approved by shareholders.

      As indicated above, NIMCO and NSITM are affiliates of Nomura, the largest securities company in Japan. The Tokyo Prosecutor's Office indicted Nomura and certain of its former officers in June and July, 1997 for loss compensation in violation of the Securities and Exchange Law of Japan. Such transactions involved compensation of a client for losses incurred in prior securities transactions for the purpose of rewarding him for cooperating with Nomura in ensuring the smooth conduct of its annual shareholders' meeting held in June 1995. In addition, on July 30, 1997, the Ministry of Finance of Japan announced administrative penalties, each for certain specified time periods, against Nomura as follows: suspension of Nomura's own-account stock-related dealing; suspension of stock-related business at all Nomura branch offices; suspension of all securities transactions at certain divisions of Nomura's headquarters; suspension of all securities transactions at Nomura's headquarters; and ban from participation in the auction and underwriting of public bonds in Japan. On August 8, 1997, the Tokyo Stock Exchange (which had previously imposed certain sanctions against Nomura) and the Japan Securities Dealers Association each imposed fines on Nomura of approximately $845,000. NCM has advised the Board of Directors of the Fund that neither NCM nor NIMCO had any involvement in any of the activities that were the subject of the indictments and the administrative penalties, and that NCM has been advised by NSITM that neither it nor any of its subsidiaries had any such involvement.

INFORMATION CONCERNING NAM-U.S.A., NAM, AND NAM-SINGAPORE

      NAM-U.S.A.  will provide global investment  advisory  services,  primarily
with  respect  to  Japanese  and  other  Pacific  Basin  securities,   for  U.S.
institutional clients. NAM-U.S.A. also will act as one of the investment advisers to six other investment companies, three of which are U.S. registered investment companies. NAM-U.S.A. will be a subsidiary of NAM and Nomura Research Institute ("NRI").

      The following table sets forth the name, proposed title and principal occupation of the proposed principal executive officer and each director of NAM-U.S.A. upon the completion of the NAM Restructuring:

                                        TITLE WITH NAM-U.S.A.     PRESENT
NAME*                                   AFTER NAM RESTRUCTURING   PRINCIPAL OCCUPATION
-----                                   ----------------------    ------------------
Haruo Sawada.........................   Director and President    Director and President of NCM
Brian X. Fitzgibbon..................   Director                  Director and Senior Vice President of NCM
Takashi Harino.......................   Director                  Director of NSITM
Shigenobu Hayakawa...................   Director                  Managing Director of NRI
Shigehito Hayashi....................   Director                  Director and President of Nomura Asset
                                                                  Management (U.S.A.) Inc.
Naotake Hirasawa.....................   Director                  Director of NIMCO
Mitsutoyo Kohno......................   Director                  Director and Senior Vice President of NCM
Takahide Mizuno......................   Director                  Director of NIMCO
Takeo Nakamura.......................   Director                  Managing Director of NIMCO
Marti G. Subrahmanyam................   Director                  Professor of Finance and Economics,
                                                                  New York University, Leonard N. Stern
                                                                  School of Business Administration
John F. Wallace......................   Director                  Director, Senior Vice President, Secretary and
                                                                  Treasurer of NCM

---------------
* The address of Messrs. Sawada, Fitzgibbon, Hayashi, Kohno, Subrahmanyam, and Wallace is 180 Maiden Lane, New York, New York 10038. The address of Messrs. Harino, Hirasawa, Mizuno, and Nakamura is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan. The address of Mr. Hayakawa is 1-10-1, Nihonbashi, Chou-ku, Tokyo 103, Japan.

      NAM will provide investment advisory services for Japanese and international clients. In addition to the Fund, NAM will act as an investment adviser with respect to the following registered investment companies: Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc., and Korea Equity Fund, Inc. NRI, whose address is 1-10-1, Nihonbashi, Chuo-ku, Tokyo 103, Japan, will own 12.44% of NAM.

      The following table sets forth the name, proposed title and principal occupation of the proposed principal executive officer and each director of NAM upon the completion of the NAM Restructuring:


                                        TITLE WITH NAM AFTER      PRESENT
NAME*                                   NAM RESTRUCTURING         PRINCIPAL OCCUPATION
-----                                   ------------------        -------------------
Hitoshi Tonomura.....................   Chairman of the Board     President of NSITM
Tadashi Takubo.......................   President                 President of NIMCO
Tadashi Akimoto......................   Director                  Director of NIMCO
Kazuhiko Hama .......................   Director                  Director of NSITM
Takashi Harino.......................   Director                  Director of NSITM
Naotake Hirasawa.....................   Director                  Director of NIMCO
Toshio Ikawa.........................   Director                  Director of NSITM
Hideaki Ishii........................   Director                  Managing Director of NSITM
Shinzo Katada........................   Director                  Managing Director of NIMCO
Atsushi Kinebuchi....................   Director                  Executive Managing Director of NSITM
Norio Kinoshita......................   Director                  Director of NSITM
Masami Kitaoka.......................   Director                  Director of NSITM
Mitsunori Minamio....................   Director                  Director of NIMCO
Haruo Miyako.........................   Director                  Managing Director of NSITM
Takahide Mizuno......................   Director                  Director of NIMCO
Takeo Nakamura.......................   Director                  Managing Director of NIMCO
Naoki Santo..........................   Director                  Executive Managing Director of NIMCO
Takanori Shimizu.....................   Director                  Managing Director of NSITM
Teruo Shimizu........................   Director                  Director of NSITM
Hiromichi Tabata.....................   Director                  Director of NSITM
Katsuya Takanashi....................   Director                  Executive Vice President of NSITM
Yasuo Takebayashi....................   Director                  Managing Director of NSITM
Takanori Tanabe......................   Director                  Executive Managing Director of NSITM
Isao Teranishi.......................   Director                  Executive Managing Director of NIMCO

------------------
* The address of the principal executive officer and each director is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan. NAM-Singapore, a Singapore corporation, will be a subsidiary of NAM and Nomura Asset Management U.K. Limited ("NAM-U.K.").

NAM-Singapore will provide investment advisory services relating to Pacific Basin securities to institutional clients, including pension and profit sharing plans. In addition, NAM-Singapore will act as an investment sub-adviser for Jakarta Growth Fund, Inc. and for such services will receive from NAM a sub-advisory fee of .25% of such Fund's average weekly net assets. NAM, whose address will be 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan, and NAM-U.K., whose address will be Nomura House, 1 St. Martin's-le-Grand, London EC1A 4NP, England, will own 75% and 20%, respectively, of NAM-Singapore.

      The following table sets forth the name, proposed title and principal occupation of the proposed principal executive officers and each director of NAM-Singapore upon the completion of the NAM Restructuring.


                                        TITLE WITH NAM-SINGAPORE  PRESENT
NAME*                                   AFTER NAM RESTRUCTURING   PRINCIPAL OCCUPATION
-----                                   -----------------------   -------------------
Takashi Kusano.......................   Managing Director         Managing Director of NCM-Singapore
Reginald J. Frank....................   Director                  Director of NCM-Singapore
Takashi Harino.......................   Director                  Director of NSITM
Naotake Hirasawa.....................   Director                  Director of NIMCO
Noritada Ishikawa....................   Director                  Senior Manager of NSITM
Takahide Mizuno......................   Director                  Director of NIMCO
Takeo Nakamura.......................   Director                  Managing Director of NIMCO
Koichi Suzuki........................   Director                  President and Managing Director of Nomura
                                                                  Asset Management (Singapore) Limited

-------------------
* The address of Messrs. Kusano and Frank is 6 Battery Road, 42-03, Standard Chartered Bank Building, Singapore 049909. The address of Messrs. Harino, Hirasawa, Ishikawa, Mizuno, and Nakamura is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan. The address of Mr. Suzuki is 6 Battery Road, 40-02, Standard Chartered Bank Building, Singapore 049909.

TERMS OF THE NEW MANAGEMENT AGREEMENT, THE NEW NAM INVESTMENT ADVISORY AGREEMENT, AND THE NEW NAM-SINGAPORE INVESTMENT ADVISORY AGREEMENT

      Copies of the forms of the New Management Agreement, the New NAM Investment Advisory Agreement, and the New NAM-Singapore Investment Advisory Agreement are set forth as Exhibits A, B, and C, respectively. Set forth below is a summary of the terms of such agreements. As discussed above, the proposed agreements are substantively identical to the agreements under which the Fund currently operates. THE PROPOSED AGREEMENTS DO NOT CHANGE THE AMOUNT OF MANAGEMENT FEES PAYABLE BY THE FUND.

      Under the New Management Agreement, NAM-U.S.A. agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment policies and the responsibility for making decisions to buy, sell or hold particular securities, NAM-U.S.A. is obligated to perform, or arrange for the performance of, the administrative and management services necessary for the operation of the Fund. NAM-U.S.A. is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. Pursuant to such Agreement, NAM-U.S.A. is authorized to retain NAM and NAM-Singapore to act as investment advisers for the Fund.

      Pursuant to the New NAM Investment Advisory Agreement between NAM-U.S.A. and NAM, NAM will agree to furnish NAM-U.S.A. with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. NAM will not be responsible for the actual portfolio decisions of the Fund.

      Pursuant to the New NAM-Singapore Investment Advisory Agreement between NAM-U.S.A. and NAM-Singapore, NAM-Singapore will agree to furnish NAM-U.S.A. and NAM with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. NAM-Singapore will not be responsible for the actual portfolio decisions of the Fund.

COMPENSATION AND EXPENSES\S7

      AS DESCRIBED ABOVE, THE MANAGEMENT COMPENSATION PRESENTLY PAYABLE BY THE FUND WILL REMAIN THE SAME UNDER THE PROPOSED CONTRACTUAL ARRANGEMENTS. As compensation for its services to the Fund, NAM-U.S.A. will receive a monthly fee, computed daily, at the annual rate of .75% of the value of the Fund's average daily net assets. NAM-U.S.A. will pay NAM monthly fees at the annual rate of .26125% of the Fund's average daily net assets, and NAM-U.S.A. will pay NAM-Singapore monthly fees at the annual rate of .0275% of the Fund's average daily net assets. The fee payable to NAM-U.S.A. is higher than that paid by most management investment companies, but NAM-U.S.A. believes it is comparable to fees paid by other international funds. For the fiscal year ended March 31, 1997, the Fund paid or accrued fees to NCM of $245,892. At July 31, 1997, the net assets of the Fund aggregated approximately $23.8 million. At this net asset level, the annual management fee would aggregate $178,757.

      The New Management Agreement obligates NAM-U.S.A. to provide, or arrange for the provision of, investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of NAM-U.S.A. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal, tax and auditing services, costs of printing proxies, listing fees, stock certificates, shareholder reports, prospectuses, charges of the custodian, sub-custodians and transfer agent, Securities and Exchange Commission (the "Commission") fees, expenses of registering the shares under Federal, state and foreign laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the weekly calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

      For the fiscal year ended March 31, 1997, the Fund paid brokerage commissions of $235,409. Nomura and its affiliates earned commissions on the execution of such portfolio security transactions in the amount of $5,943. As of the date of this Proxy Statement, NCM and NIMCO have determined not to place any brokerage transactions with Nomura in light of the conduct that led to the administrative penalties discussed above imposed on Nomura by the Ministry of Finance of Japan. NCM and NIMCO reserve the right to change this determination in the future at their discretion.

      The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM-U.S.A., NAM, and their affiliates will act as manager or investment adviser:

                                                                                               APPROXIMATE
                                                                                              NET ASSETS AT
                                                                                              JULY 31, 1997
       INVESTMENT COMPANY                            ANNUAL ADVISORY FEES                      (MILLIONS)
       -------------------                           --------------------                     ------------
JAKARTA GROWTH FUND, INC.(1)
Manager:                                   Management Fee:                                        $52.1
NAM-U.S.A.                                 1.10% of net assets.
Investment Adviser:                        Investment Advisory Fee:
NAM                                        .50% of net assets; paid by NAM-U.S.A.

                                                        (Footnotes on next page)

                                                                                               APPROXIMATE
                                                                                              NET ASSETS AT
                                                                                              JULY 31, 1997
       INVESTMENT COMPANY                            ANNUAL ADVISORY FEES                      (MILLIONS)
       -------------------                           --------------------                     ------------
JAPAN OTC EQUITY FUND, INC.                                                                       $77.5
Manager:                                   Management Fee:
NAM-U.S.A.                                 1.10% of net assets not in excess of
                                           $50 million, 1.00% of net assets in
Investment Adviser:                        excess of $50 million but not
NAM                                        exceeding $100 million, and .90% of
                                           net assets in excess of $100 million

                                           Investment Advisory Fee:
                                           .50% of net  assets  not in excess of
                                           $50  million,  .45% of net assets in
                                           excess  of  $50   million   but  not
                                           exceeding $100 million,  and .40% of
                                           net   assets   in   excess  of  $100
                                           million; paid by NAM-U.S.A.
KOREA EQUITY FUND, INC.(2)                                                                        $50.5
Manager:                                   Management Fee:
NAM-U.S.A.                                 1.10% of net assets.
Investment Adviser:                        Investment Advisory Fee:
NAM                                        .55% of net assets; paid by NAM-U.S.A.

------------------
(1) NAM-Singapore will act as investment sub-adviser to Jakarta Growth Fund, Inc. for which it will receive compensation of .25% of net assets paid by NAM.
(2) LG Investment Trust Management Co., Ltd. will act as investment sub-adviser to Korea Equity Fund, Inc. for which it will receive compensation of .10% of net assets paid by NAM-U.S.A.

      Duration and Termination. As indicated above, each of the New Management Agreement, the New NAM Investment Advisory Agreement and the New NAM-Singapore Investment Advisory Agreement will remain in effect until September 30, 1999, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and
(b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.


           ITEM 6. AMENDMENT OF THE FUND'S CHARTER TO PERMIT THE FUND
                     TO OFFER MULTIPLE CLASSES OF SHARES AND
                            CERTAIN RELATED APPROVALS

      Since the Fund's inception in July 1985, its shares have been sold in one class on a no-load basis. Mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements targeted to the needs of particular types of investors. Management of the Fund believes that, by offering only one class of shares on a no-load basis, the Fund cannot provide the distribution alternatives and investment flexibility provided by other Pacific Basin-oriented funds that offer multiple classes of shares. As a result, management believes that the potential for the Fund to attract additional investors will be limited unless the Fund develops new distribution channels.

      Over the past year, NCM has examined various distribution alternatives for the Fund. Following this analysis, and based on a review of mutual fund distribution alternatives and discussions with experts in mutual fund marketing, NCM recommended that the Board of Directors consider obtaining shareholder authorization to convert the Fund to a multiple-class ("multiclass") structure offering separate classes of stock in the Fund's portfolio with different sales charge arrangements. On July 21, 1997, the Board of Directors of the Fund unanimously approved amendments to the Fund's Articles of Incorporation (its "Charter") that will enable the Fund to offer additional classes of shares.

      Management believes that the Fund may benefit by offering multiple classes of shares and targeting niches within the load and no-load product markets. Moreover, management believes that by having the flexibility to offer multiple classes of shares, the Fund will be able to explore opportunities to offer exchange options between the Fund and other similarly structured mutual funds at net asset value, thereby increasing shareholders' investment flexibility.

      NCM is currently examining potential sales charge alternatives to be offered by the Fund. It is anticipated that NCM will present a specific proposal to the Board of Directors for its approval in the fall of 1997. If such proposal is approved, the Fund will convert the outstanding shares into shares of a newly-created no-load class and begin offering the new classes of shares. It is also anticipated that the proposal may include a feature authorizing the automatic conversion of shares of any additional new class of the Fund that imposes ongoing distribution-related charges to another class imposing lower or no distribution-related charges after a term to be specified in the Fund's registration statement. Shares issued and outstanding at the time of the multiclass conversion, however, will not be subject to any ongoing distribution-related charges either as a result of or after the multiclass conversion. Thus, existing shareholders will continue to purchase shares on a no-load basis.

      Although a specific proposal has not yet been presented to the Board of Directors, shareholders are being asked to approve the Charter amendments necessary to implement a multiclass system at this time in conjunction with the other approvals sought at the upcoming Meeting to avoid unnecessary delay and the expense of calling an additional meeting and soliciting additional proxies. These changes will not affect the operations of the Fund. The proposed amendments to the Fund's charter will:

o Enable the Board of Directors to classify and reclassify authorized but unissued shares of the Fund into multiple classes with different sales charge and distribution financing alternatives;

o Provide for the automatic conversion of one class of common stock of the Fund into another class of common stock of the Fund upon terms and conditions set forth in the Fund's current registration statement at the time of purchase;

o Permit the Board of Directors in the future to reclassify shares of authorized but unissued common stock into additional classes as they deem appropriate and in the best interest of the Fund and its shareholders;

o Convert the Fund to a series-type company, thereby providing the flexibility to add additional series in the future that will provide additional exchange options for shareholders. This change will give the Board of Directors of the Fund the flexibility to add additional series with different investment objectives and policies and fee arrangements in the future without creating a new corporation under Maryland law; and

o Retain the name "Nomura Pacific Basin Fund, Inc." for the umbrella series company and convert the existing Fund to become the initial no-load series called the "Pacific Basin Portfolio".

      A copy of the proposed Amended and Restated Articles of Incorporation of the Fund, marked to reflect all changes from the existing Articles of Incorporation, is set forth in Exhibit D. Other than the multiclass changes discussed above, no other substantive changes are proposed to be made to the Fund's Charter. The multiclass system may not be implemented until a plan setting forth in detail the specific criteria for each class, including expense allocation and any related conversion features or exchange privileges, is approved by the Board of Directors. At that time, shareholders will be notified of the changes and the Fund's Prospectus will be amended to reflect to new structure.

         ITEM 7. REMOVAL OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS NO LONGER REQUIRED BY STATE SECURITIES LAWS

      The Fund has investment objectives, policies and restrictions that guide its operations. Investment policies and restrictions deemed to be fundamental may only be changed with shareholder approval; non-fundamental policies and restrictions may be amended by the Fund's Board of Directors. State securities laws applicable to the Fund when it was created in 1985 required the adoption by the Fund of certain fundamental investment restrictions that are no longer required by applicable law. Two of these restrictions, as set forth in the Fund's Statement of Additional Information, provide that the Fund may not:

                 10. Invest in securities which cannot be readily sold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 5% of its total assets, taken at market value, would be invested in such securities.

                 14. Invest in securities of issuers having a record, together with predecessors, of less than three years of continuous operations if more than 5% of its total assets, taken at market value, would be invested in such securities.

      In 1996, Federal legislation was enacted that effectively ended the applicability of state securities laws requiring funds to adopt and maintain fundamental investment restrictions. In light of this regulatory change, management considered the effect of the two investment restrictions listed above on the Fund's operations and determined that the Fund would have increased investment flexibility if such restrictions were eliminated. On July 21, 1997, the Fund's Board of Directors determined that it is in the best interest of the Fund and its shareholders to remove these two investment restrictions and voted to recommend to shareholders that they approve the removal of such restrictions. If shareholders vote to remove restriction 10. above, the Fund will continue to be subject to the limitation imposed by the Commission and by the Investment Company Act that no more than 15% of its total assets be investments in illiquid securities.

                             ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund, except to the extent such expenses are attributable to the NAM Restructuring, in which case they will be borne by NCM. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $5,000, together with reimbursement of such firm's expenses.

     The election of Directors requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. Ratification of the selection of independent accountants requires the affirmative vote of a majority of the shares present and voting on the proposal at a meeting at which a quorum is present. Approval of each of the Management Agreement, NAM Investment Advisory Agreement and NAM-Singapore Investment Advisory Agreement requires the vote of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act, is the vote (a) of 67% or more of the shares of the Fund present at the meeting of the holders if more than 50% of the outstanding shares are present or represented by proxy, or (b) of more than 50% of the outstanding shares, whichever is less. If the Management, NAM Investment Advisory Agreement and NAM-Singapore Investment Advisory Agreement are not approved by shareholders at the Meeting, the Board of Directors will reconsider the Fund's management and investment advisory arrangements. Approval of the proposed Charter amendments requires the affirmative vote of two-thirds of all the votes entitled to be cast, in person or by proxy, at a meeting at which a quorum is duly constituted. Approval of the removal of certain fundamental investment restrictions requires the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act). The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting.

      The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on certain items to be considered at the Meeting if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

      The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors, the ratification of the selection of independent accountants, or the approval of the Charter amendments. Abstentions and broker non-votes will have the same effect as a vote against the approval of each of the Management
Agreement, NAM Investment Advisory Agreement and NAM-Singapore Investment Advisory Agreement, and the removal of certain fundamental investment restrictions.

      The Fund sends quarterly reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038 (or call 1-800-833-0018).



                                              By Order of the Board of Directors



                                              JOHN F. WALLACE
                                              Secretary

Dated: August 20,1997

                                                                       Exhibit A

                              MANAGEMENT AGREEMENT

     AGREEMENT made this ____ day of ____________, 1997, by and between NOMURA PACIFIC BASIN FUND, INC., a Maryland corporation (hereinafter referred to as the "Corporation"), and NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager").

                              W I T N E S S E T H:

     WHEREAS, the Corporation is engaged in business as an open-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, the Manager is engaged in the business of rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Corporation desires to retain the Manager to render investment advisory and management services to the Corporation in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Manager is willing to provide management and investment advisory services to the Corporation on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                   ARTICLE I

                              Duties of the Manager

     The Corporation hereby retains the Manager to act as the manager for the Corporation or, if the Corporation becomes a series investment company, for each of the portfolios of the Corporation that executes a "Management Fee Exhibit" to this Agreement (each a "Fund", which term refers to the Corporation if it does not become a series investment company), and to furnish each Fund with the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Corporation, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, to arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.

     (a) Management and Administrative Services. The Manager shall perform, or supervise the performance of, the management and administrative services necessary for the operation of each Fund, including administering shareholder accounts and handling shareholder relations. The Manager shall provide each Fund with office space, equipment and facilities and such other services as the Manager, subject to review by the Board of Directors of the Corporation, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Manager shall also, on behalf of each Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall monitor each Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of such Fund under the Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information", respectively). The Manager shall make reports to the Board of Directors of the Corporation of the performance of obligations hereunder with respect to each Fund and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it shall determine to be desirable. The Manager, and its affiliates, shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation or any Fund.

     (b) Investment Advisory Services. The Manager shall provide each Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of such Fund. The Manager shall act as investment adviser to each Fund and as such shall furnish continuously an investment program for such Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of such Fund shall be held in the various securities in which such Fund invests, options, futures, options on futures or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Corporation, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the respective Fund's investment objective, investment policies and investment restrictions as the same are set forth in such Fund's Prospectus and Statement of Additional Information. The Manager shall make decisions for each Fund as to foreign currency matters and make determinations as to foreign exchange contracts. The Manager shall make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to each Fund's portfolio securities shall be exercised. Should the Board of Directors of the Corporation at any time, however, make any definite determination as to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the applicable Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for such Fund's account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of such Fund to give instructions to the Custodian of such Fund as to deliveries of securities and payments of cash for the account of such Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek to obtain executions and price within the policy guidelines determined by the Board of Directors of the Corporation and set forth in the applicable Fund's Prospectus and Statement of Additional Information. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers with which it, or Corporation or any Fund, is affiliated.

                                   ARTICLE II

                       Allocation of Charges and Expenses

     (a) The Manager. The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Corporation and all directors of the Corporation who are "affiliated persons" (as defined in the Investment Company
Act) of the Manager.

     (b) The Corporation and the Funds. Each Fund assumes and shall pay or cause to be paid all expenses attributable to or incurred by such Fund (except for the expenses incurred by the Distributor), as well as its allocable share of the Corporation's expenses, including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, charges of the Custodian, any sub-Custodian and Transfer and Dividend Disbursing Agent, expenses of redemption of such Fund's shares, Securities and Exchange Commission fees, expenses of registering such Fund's shares under federal, state and foreign laws, fees and actual out-of-pocket expenses of directors who are not affiliated persons of the

Manager, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other like expenses properly payable by such Fund. The Distributor pays certain of the expenses of each Fund incurred in connection with the continuous offering of such Fund's shares.

                                  ARTICLE III

                           Compensation of the Manager

     For the services rendered, the equipment and facilities furnished and expenses assumed by the Manager, each Fund shall pay to the Manager the fees set forth in such Fund's Management Fee Exhibit hereto. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month for which this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth in the applicable Fund's Management Fee Exhibit. During any period when the determination of net asset value is suspended by the Board of Directors of the Corporation, the net asset value of a share of any Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                                   ARTICLE IV

                         Investment Advisory Agreements

     The Manager may enter into Investment Advisory Agreements with Nomura Asset Management Co., Ltd. and/or Nomura Asset Management Singapore Ltd. (together, the "Investment Advisers") in the forms attached hereto as Exhibits A and B, respectively, in which the Manager may contract for advisory services and pay the Investment Advisers compensation for their services out of the compensation received hereunder pursuant to Article III. Such Investment Advisory Agreements will be coterminous with this Management Agreement.

                                   ARTICLE V

                     Limitation of Liability of the Manager

     The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Corporation or any Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article V, the term "Manager" shall include any affiliates of the Manager performing services for the Corporation or any Fund contemplated hereby and directors, officers and employees of the Manager as well as that corporation itself.

                                   ARTICLE VI

                            Activities of the Manager

     The services of the Manager to the Corporation are not to be deemed to be exclusive, the Manager and any person controlled by or under common control with the Manager (for purposes of this Article VI referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Corporation are or may become interested in the Manager and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Manager, and its affiliates are or may become similarly interested in the Corporation, and that the Manager is or may become interested in the Corporation as shareholder or otherwise.

                                  ARTICLE VII

                   Duration and Termination of this Agreement

     This Agreement shall become effective and binding on the parties hereto upon execution of the attached exhibits. This Agreement shall remain in force with respect to each Fund named in a Management Fee Exhibit attached hereto, for a period of two years from the date of first execution of such Management Fee Exhibit and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, or by the vote of a majority of the outstanding voting securities of the Corporation, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Corporation, or by the Manager, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII

                           Amendments of the Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval; (ii) the vote of a majority of outstanding voting securities of the Corporation; and (iii) with respect to amendments affecting an individual Fund, by the vote of majority of outstanding voting securities of such Fund.

                                   ARTICLE IX

                          Definitions of Certain Terms

     The terms "vote of a majority of outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X

                                  Governing Law

     This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                           NOMURA PACIFIC BASIN FUND, INC.


                                           By___________________________________


                                           NOMURA ASSET MANAGEMENT U.S.A. INC.


                                           By___________________________________

                             Management Fee Exhibit
                                 with respect to
                             Pacific Basin Portfolio

     The following provisions are hereby incorporated and made part of the Management Agreement dated________, 1997 (the "Management Agreement") between Nomura Pacific Basin Fund, Inc. (the "Corporation") and Nomura Asset Management U.S.A. Inc. (the "Manager") with respect to the Pacific Basin Portfolio series of the Corporation (the "Fund").

     For all services redered by the Manager hereunder, the Fund shall pay to the Manager and the Manager agrees to accept as full compensation for all services rendered hereunder, at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the Fund's Prospectus and Statement of Additional Information, at the annual rate of .75 of 1% (.75%) of the average daily net assets of the Fund, commencing on the day following effectiveness hereof.

     In consideration of the mutual covenants set forth in the Management Agreement, the Corporation executes and delivers this Management Fee Exhibit on behalf of the Fund.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Management Fee Exhibit as of the date first above written.

                                           NOMURA PACIFIC BASIN FUND, INC.


                                           By___________________________________


                                           NOMURA ASSET MANAGEMENT U.S.A. INC.


                                           By___________________________________

                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this ____ day of ____________, 1997, by and between NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager"), and NOMURA ASSET MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Pacific Basin Portfolio (the "Fund") of Nomura Pacific Basin Fund, Inc. (the "Corporation") is engaged in business as a diversified open-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, the Manager and the Investment Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Manager has entered into a Management Agreement with the Corporation with respect to the Fund of even date herewith (the "Management Agreement"); and

     WHEREAS, the Manager desires to retain the Investment Adviser to render investment advisory services to the Manager in connection with the Fund's operations in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Investment Adviser is willing to provide investment advisory services to the Manager in connection with the Fund's operations on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                   ARTICLE I

                        Duties of the Investment Adviser

     Subject to the broad supervision of the Manager and the Corporation, the Investment Adviser shall provide the Manager with advice as to allocation of the Fund's assets among various Pacific Basin markets in which the Fund may invest. The Investment Adviser will also provide economic research and securities analysis relating to issuers of securities domiciled or based in Japan and other Pacific Basin jurisdictions, other than Singapore, as the Manager may request. The Investment Adviser shall continuously review the Fund's holdings of such securities and shall make recommendations as to which such securities shall be purchased, sold or exchanged, and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Corporation, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in the Fund's currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information", respectively). The Investment Adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's securities shall be exercised.

                                  ARTICLE II

                       Allocation of Charges and Expenses

     The Investment Adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                  ARTICLE III

                     Compensation of the Investment Adviser

     For the services to be rendered as provided herein, the Manager shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the Prospectus and Statement of Additional Information, at the annual rate of .26125 of 1% (.26125%) of the average daily net assets of the Fund, less the Investment Adviser's pro rata portion of amounts paid by the Manager in connection with distribution or shareholder servicing for the Fund, commencing on the day following effectiveness hereof. For this purpose, the Investment Adviser's pro rata portion of the amount paid by the Manager in connection with distribution or shareholder servicing shall be determined based on the relationship of the fee payable to the Investment Adviser by the Manager under this Article III to the management fee payable by the Fund to the Manager under the Management Agreement. During any period when the determination of net asset value is suspended by the Board of Directors of the Corporation, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined. If the Investment Adviser shall serve for less than the whole of any period specified in this Article III, the compensation to the Investment Adviser shall be prorated.

                                   ARTICLE IV

                Limitation of Liability of the Investment Adviser

     The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Adviser and such affiliates.

                                    ARTICLE V

                      Activities of the Investment Adviser

     The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purpose of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that directors, officers, employees, partners and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Adviser is or may become interested in the Manager, the Corporation or the Fund as shareholder or otherwise.

                                   ARTICLE VI

                    Duration and Termination of the Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until __________ __, 1999, and thereafter, but only so long as the Management Agreement remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Manager or by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE VII

                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII

                          Definitions of Certain Terms

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                  Governing Law

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                           NOMURA ASSET MANAGEMENT U.S.A. INC.


                                           By___________________________________


                                           NOMURA ASSET MANAGEMENT CO., LTD.


                                           By___________________________________

                                                                       Exhibit C

                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this ____ day of ___________, 1997, by and between NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager"), and NOMURA ASSET MANAGEMENT SINGAPORE LTD., a Singapore corporation (hereinafter referred to as the "Investment Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Pacific Basin Portfolio (the "Fund") of Nomura Pacific Basin Fund, Inc. (the "Corporation") is engaged in business as a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, the Manager and the Investment Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Manager has entered into a Management Agreement with the Corporation with respect to the Fund of even date herewith (the "Management Agreement"); and

     WHEREAS, the Manager desires to retain the Investment Adviser to render investment advisory services to the Manager in connection with the Fund's operations in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Investment Adviser is willing to provide investment advisory services to the Manager in connection with the Fund's operations on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                        DUTIES OF THE INVESTMENT ADVISER

     Subject to the broad supervision of the Manager and the Corporation, the Investment Adviser shall provide the Manager with such economic research and securities analysis relating to investments in Singapore and other Pacific Basin countries, other than Japan, as the Manager may request. The Investment Adviser shall continuously review the Fund's holdings of securities of issuers domiciled or based in Pacific Basin countries other than Japan, as the Manager may request, and shall make recommendations as to which such securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Corporation, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in the Fund's currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information", respectively). The Investment Adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's investments in Pacific Basin countries other than Japan shall be exercised.

                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

     The Investment Adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                   ARTICLE III

                     COMPENSATION OF THE INVESTMENT ADVISER

     For the services to be rendered as provided herein, the Manager shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the prospectus and Statement of Additional Information, at the annual rate of .0275 of 1% (.0275%) of the average daily net assets of the Fund, less the Investment Adviser's pro rata portion of amounts paid by the Manager in connection with distribution or shareholder servicing for the Fund, commencing on the day following effectiveness hereof. For this purpose, the Investment Adviser's pro rata portion of the amount paid by the Manager in connection with distribution or shareholder servicing shall be determined based on the relationship of the fee payable to the Investment Adviser by the Manager under this Article III to the management fee payable by the Fund to the Manager under the Management Agreement. During any period when the determination of net asset value is suspended by the Board of Directors of the Corporation, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined. If the Investment Adviser shall serve for less than the whole of any period specified in this Article III, the compensation to the Investment Adviser shall be prorated.

                                   ARTICLE IV

                LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER

     The Investment Adviser shall not be liable for any error of judgement or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Adviser and such affiliates.

                                    ARTICLE V

                      ACTIVITIES OF THE INVESTMENT ADVISER

     The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purpose of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that directors, officers, employees, partners and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Adviser is or may become interested in the Manager, the Corporation or the Fund as shareholder or otherwise.

                                   ARTICLE VI

                   DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall become effective as of the date first above written and shall remain in force until _______________ __, 1999 and thereafter, but only so long as the Management Agreement remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Manager or by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE VII

                          AMENDMENTS OF THIS AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII

                          DEFINITIONS OF CERTAIN TERMS

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                  GOVERNING LAW

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York or any of the provisions herein conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                     NOMURA ASSET MANAGEMENT U.S.A. INC.


                                     By______________________________________


                                     NOMURA ASSET MANAGEMENT SINGAPORE LTD.


                                     By______________________________________

                                                                       Exhibit D

                         NOMURA PACIFIC BASIN FUND, INC.
                      ARTICLES OF AMENDMENT AND RESTATEMENT

     NOMURA PACIFIC BASIN FUND, INC., a Maryland corporation (the
"Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The name of the Corporation is Nomura Pacific Basin Fund, Inc. The Corporation desires to amend and restate its charter as currently in effect. The original Articles of Incorporation were filed with the State Department of Assessments and Taxation of Maryland on March 14, 1985.

     SECOND: Pursuant to Section 2-609 of the Maryland Corporations and Associations Code, these Articles of Amendment and Restatement restate and amend the provisions of the Articles of Incorporation of the Corporation.

     THIRD: The amendment to and restatement of the charter of the Corporation as set forth below has been duly advised by a majority of the board of directors and approved by the stockholders of the Corporation as required by law.

     FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the amendment and restatement of the charter.

     FIFTH: The name and address of the Corporation's current resident agent is as set forth in Article III of the amendment and restatement of the charter.

     SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the amendment and restatement of the charter.

     SEVENTH:The text of the charter of the Corporation is hereby amended and restated to read in its entirety as follows:

                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                         NOMURA PACIFIC BASIN FUND, INC.

                                     * * * *

                                    ARTICLE I

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

     [THE UNDERSIGNED, Douglas A. Sgarro, whose post office address is c/o Brown, Wood, Ivey, Mitchell & Petty, One World Trade Center, New York, New York 10048, being at least eighteen years of age, does hereby act as an incorporator, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations and with the intention of forming a corporation.]

                                  [ARTICLE II]

                                      NAME

     The name of the Corporation is

                         NOMURA PACIFIC BASIN FUND, INC.

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

                                   ARTICLE [III] II

                               PURPOSES AND POWERS

     The purpose or purposes for which the Corporation is formed and the business or objects to be transacted, carried on and promoted by it are as follows:

     (1) To conduct and carry on the business of an investment company of the management type.

     (2) To hold, invest and reinvest its assets in securities, and in connection therewith to hold part or all of its assets in cash.

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

     (3) To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration now or hereafter permitted by the General Laws of the State of Maryland and by these Articles of Incorporation, as its Board of Directors may determine[;provided, however, that the value of the consideration per share to be received by the Corporation upon the sale or]


                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

[other disposition of any shares of its capital stock shall not be less than the net asset value per share of such capital stock outstanding at the time of such event.]

     (4) To redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock OF ANY CLASS OR SERIES, AS ITS BOARD OF DIRECTORS MAY DETERMINE, in any manner and to the extent now or hereafter permitted by the General Laws of the State of Maryland and by these Articles of Incorporation.

     (5) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, desirable or appropriate for or incidental, related or conducive to the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

                The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

                                ARTICLE [IV] III

                       PRINCIPAL OFFICE AND RESIDENT AGENT

     The post-office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in this State is The Corporation Trust Incorporated, a corporation of this State, and the post-office address of the resident agent is 32 South Street, Baltimore, Maryland 21202.

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

                                 ARTICLE IV [V]

                                  CAPITAL STOCK

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

     (1) The total number of shares of capital stock which the Corporation shall have authority to issue is Two Hundred Million (200,000,000) shares[, all of one class called] of Common Stock, of the par value of [Ten Cents ($0.10)] TEN CENTS ($.10) per share, and of the aggregate par value of Twenty Million Dollars ($20,000,000). THE CAPITAL STOCK INITIALLY IS CLASSIFIED INTO ONE SERIES, WHICH CONSISTS OF TWO CLASSES OF COMMON STOCK, AS FOLLOWS:

                                         CLASS A                  CLASS Y
                                      COMMON STOCK              COMMON STOCK
                                   ------------------         -----------------
PACIFIC BASIN PORTFOLIO             50,000,000 SHARES         50,000,000 SHARES

     THE REMAINDER OF THE CORPORATION'S CAPITAL STOCK, ONE HUNDRED MILLION (100,000,000) SHARES OF COMMON STOCK, IS NOT INITIALLY CLASSIFIED AS TO ANY CLASS OR SERIES. ALL SHARES OF THE CAPITAL STOCK OF THE CORPORATION ISSUED AND OUTSTANDING AS OF THE DATE HEREOF SHALL BE CLASSIFIED INITIALLY AS CLASS Y COMMON STOCK OF THE PACIFIC BASIN PORTFOLIO.

     (2) THE BOARD OF DIRECTORS MAY CLASSIFY AND RECLASSIFY ANY UNISSUED SHARES OF CAPITAL STOCK, OF ANY CLASS OR SERIES, INTO ONE OR MORE ADDITIONAL OR OTHER CLASSES OR SERIES AS MAY BE ESTABLISHED FROM TIME TO TIME BY SETTING OR CHANGING IN ANY ONE OR MORE RESPECTS THE DESIGNATIONS, PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS OR TERMS OR CONDITIONS OF REDEMPTION OF SUCH SHARES OF STOCK AND PURSUANT TO SUCH CLASSIFICATION OR RECLASSIFICATION TO INCREASE OR DECREASE THE NUMBER OF AUTHORIZED SHARES OF ANY EXISTING CLASS OR SERIES.

     (3) UNLESS OTHERWISE EXPRESSLY PROVIDED IN THE CHARTER OF THE CORPORATION, INCLUDING ANY ARTICLES SUPPLEMENTARY CREATING ANY CLASS OR SERIES OF CAPITAL STOCK, THE HOLDERS OF EACH CLASS OR SERIES OF CAPITAL STOCK SHALL BE ENTITLED TO DIVIDENDS AND DISTRIBUTIONS IN SUCH AMOUNTS AND AT SUCH TIMES AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS, AND THE DIVIDENDS AND DISTRIBUTIONS PAID WITH RESPECT TO THE VARIOUS CLASSES OR SERIES OF CAPITAL STOCK MAY VARY AMONG SUCH CLASSES AND SERIES. DIVIDENDS ON A CLASS OR SERIES MAY BE DECLARED OR PAID ONLY OUT OF THE NET ASSETS OF THAT CLASS OR SERIES. EXPENSES RELATED TO THE DISTRIBUTION OF, AND OTHER IDENTIFIED EXPENSES THAT SHOULD PROPERLY BE ALLOCATED TO, THE SHARES OF A PARTICULAR CLASS OR SERIES OF CAPITAL STOCK MAY BE CHARGED TO AND BORNE SOLELY BY SUCH CLASS OR SERIES AND THE BEARING OF EXPENSES SOLELY BY A CLASS OR SERIES OF CAPITAL STOCK MAY BE APPROPRIATELY REFLECTED (IN A MANNER DETERMINED BY THE BOARD OF DIRECTORS) AND CAUSE DIFFERENCES IN THE NET ASSET VALUE ATTRIBUTABLE TO, AND THE DIVIDEND, REDEMPTION AND LIQUIDATION RIGHTS OF, THE SHARES OF EACH CLASS OR SERIES OF CAPITAL STOCK.

     (4) UNLESS OTHERWISE EXPRESSLY PROVIDED IN THE CHARTER OF THE CORPORATION, INCLUDING ANY ARTICLES SUPPLEMENTARY CREATING ANY CLASS OR SERIES OF CAPITAL STOCK, ON EACH MATTER SUBMITTED TO A VOTE OF STOCKHOLDERS,

EACH HOLDER OF A SHARE OF CAPITAL STOCK OF THE CORPORATION SHALL BE ENTITLED TO ONE VOTE FOR EACH SHARE STANDING IN SUCH HOLDER'S NAME ON THE BOOKS OF THE CORPORATION, IRRESPECTIVE OF THE CLASS OR SERIES THEREOF, AND ALL SHARES OF ALL CLASSES AND SERIES SHALL VOTE TOGETHER AS A SINGLE CLASS; PROVIDED, HOWEVER, THAT (A) AS TO ANY MATTER WITH RESPECT TO WHICH A SEPARATE VOTE OF ANY CLASS OR SERIES IS REQUIRED BY THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AS IN EFFECT FROM TIME TO TIME, OR ANY RULES, REGULATIONS OR ORDERS ISSUED THEREUNDER, OR BY THE MARYLAND GENERAL CORPORATION LAW, SUCH REQUIREMENT AS TO A SEPARATE VOTE BY THAT CLASS OR SERIES SHALL APPLY IN LIEU OF A GENERAL VOTE OF ALL CLASSES AND SERIES AS DESCRIBED ABOVE, (B) IN THE EVENT THAT THE SEPARATE VOTE REQUIREMENTS REFERRED TO IN (A) ABOVE APPLY WITH RESPECT TO ONE OR MORE CLASSES OR SERIES, THEN, SUBJECT TO PARAGRAPH (C) BELOW, THE SHARES OF ALL OTHER CLASSES AND SERIES NOT ENTITLED TO A SEPARATE CLASS VOTE SHALL VOTE AS A SINGLE CLASS, AND (C) AS TO ANY MATTER WHICH DOES NOT AFFECT THE INTEREST OF A PARTICULAR CLASS OR SERIES, SUCH CLASS OR SERIES SHALL NOT BE ENTITLED TO ANY VOTE AND ONLY THE HOLDERS OF SHARES OF THE AFFECTED CLASSES AND SERIES, IF ANY, SHALL BE ENTITLED TO VOTE.

     (5) NOTWITHSTANDING ANY PROVISION OF THE MARYLAND GENERAL CORPORATION LAW REQUIRING A GREATER PROPORTION THAN A MAJORITY OF THE VOTES OF ALL CLASSES OR SERIES OF CAPITAL STOCK OF THE CORPORATION (OR OF ANY CLASS OR SERIES ENTITLED TO VOTE THEREON AS A SEPARATE CLASS OR SERIES) TO TAKE OR AUTHORIZE ANY ACTION, THE CORPORATION IS HEREBY AUTHORIZED (SUBJECT TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT AS IN EFFECT FROM TIME TO TIME, AND ANY RULES, REGULATIONS AND ORDERS ISSUED THEREUNDER) TO TAKE SUCH ACTION UPON THE CONCURRENCE OF A MAJORITY OF THE VOTES ENTITLED TO BE CAST BY HOLDERS OF CAPITAL STOCK OF THE CORPORATION (OR A MAJORITY OF THE VOTES ENTITLED TO BE CAST BY HOLDERS OF A CLASS OR SERIES ENTITLED TO VOTE THEREON AS A SEPARATE CLASS OR SERIES).

     (6) UNLESS OTHERWISE EXPRESSLY PROVIDED IN THE CHARTER OF THE CORPORATION, INCLUDING ANY ARTICLES SUPPLEMENTARY CREATING ANY CLASS OR SERIES OF CAPITAL STOCK, IN THE EVENT OF ANY LIQUIDATION, DISSOLUTION OR WINDING UP OF THE CORPORATION, WHETHER VOLUNTARY OR INVOLUNTARY, THE HOLDERS OF EACH CLASS OR SERIES OF CAPITAL STOCK OF THE CORPORATION SHALL BE ENTITLED, AFTER PAYMENT OR PROVISION FOR PAYMENT OF THE DEBTS AND OTHER LIABILITIES OF THE CORPORATION, TO SHARE RATABLY IN THE REMAINING NET ASSETS OF THE CORPORATION APPLICABLE TO THAT CLASS OR SERIES.

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

     (7) [(2)] Any fractional shares shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

     (8) THE PRESENCE IN PERSON OR BY PROXY OF THE HOLDERS OF SHARES ENTITLED TO CAST ONE-THIRD OF THE VOTES ENTITLED TO BE CAST SHALL CONSTITUTE A QUORUM AT ANY MEETING OF STOCKHOLDERS, EXCEPT WITH RESPECT TO ANY MATTER WHICH REQUIRES APPROVAL BY A SEPARATE VOTE OF ONE OR MORE CLASSES OR SERIES OF STOCK, IN WHICH CASE THE PRESENCE IN PERSON OR BY PROXY OF THE HOLDERS OF SHARES ENTITLED TO CAST ONE-THIRD OF THE VOTES ENTITLED TO BE CAST BY EACH CLASS OR SERIES ENTITLED TO VOTE AS A SEPARATE CLASS OR SERIES SHALL CONSTITUTE A QUORUM.

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

     (9)[(3)] All persons who shall acquire stock in the Corporation, OF ANY CLASS OR SERIES, shall acquire the same subject to the provisions of these Articles of Incorporation and the By-Laws of the Corporation.

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

                                  [ARTICLE VI]

     (10)(A) EACH SERIES OF CAPITAL STOCK OF THE CORPORATION SHALL RELATE TO A SEPARATE PORTFOLIO OF INVESTMENTS. ALL SHARES OF STOCK IN EACH SERIES SHALL BE IDENTICAL EXCEPT THAT THERE MAY BE VARIATIONS AMONG AND WITHIN THE DIFFERENT CLASSES COMPRISING THE SERIES AS TO THE PURCHASE PRICE, DETERMINATION OF NET ASSET VALUE, DESIGNATIONS, PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, SPECIAL AND RELATIVE RIGHTS AND LIMITATIONS AS TO DIVIDENDS AND ON LIQUIDATION, QUALIFICATIONS OR TERMS OR CONDITIONS OF REDEMPTION OF SUCH SHARES OF STOCK.

     (B) SUBJECT TO THE POWER OF THE BOARD OF DIRECTORS TO RECLASSIFY UNISSUED SHARES OF STOCK, EACH SERIES OF STOCK OF THE CORPORATION SHALL HAVE THE FOLLOWING POWERS, PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, AND TERMS AND CONDITIONS OF
REDEMPTION:

          (I) ALL CONSIDERATION RECEIVED BY THE CORPORATION FOR THE ISSUE OR SALE OF STOCK OF EACH SERIES, TOGETHER WITH ALL ASSETS IN WHICH SUCH CONSIDERATION IS INVESTED OR REINVESTED, ALL INCOME, EARNINGS, PROFITS AND PROCEEDS RECEIVED THEREON, INCLUDING ANY PROCEEDS DERIVED FROM THE SALE, EXCHANGE OR LIQUIDATION THEREOF, AND ANY ASSETS, FUNDS OR PAYMENTS DERIVED FROM ANY REINVESTMENT OF SUCH PROCEEDS IN WHATEVER FORM THE SAME MAY BE, SHALL IRREVOCABLY BELONG TO THE SERIES OF STOCK WITH RESPECT TO WHICH SUCH ASSETS, PAYMENTS OR FUNDS WERE RECEIVED BY THE CORPORATION FOR ALL PURPOSES, SUBJECT ONLY TO THE RIGHTS OF CREDITORS, AND SHALL BE SO HANDLED IN THE BOOKS OF ACCOUNT OF THE CORPORATION. SUCH ASSETS, PAYMENTS AND FUNDS, INCLUDING ANY PROCEEDS DERIVED FROM THE SALE, EXCHANGE OR LIQUIDATION THEREOF, AND

     ANY ASSETS, FUNDS OR PAYMENTS DERIVED FROM ANY REINVESTMENT OF SUCH PROCEEDS IN WHATEVER FORM THE SAME MAY BE, ARE HEREIN REFERRED TO AS "ASSETS BELONGING TO" SUCH SERIES. IN THE EVENT THAT THERE ARE ANY ASSETS, INCOME, EARNINGS, PROFITS AND PROCEEDS THEREOF, FUNDS OR PAYMENTS THAT ARE NOT READILY IDENTIFIABLE AS BELONGING TO ANY PARTICULAR SERIES, THE BOARD OF DIRECTORS OF THE CORPORATION SHALL ALLOCATE THEM AMONG ANY ONE OR MORE OF THE SERIES ESTABLISHED AND DESIGNATED FROM TIME TO TIME IN SUCH MANNER AND ON SUCH BASIS AS THE BOARD OF DIRECTORS, IN THEIR SOLE DISCRETION, DEEM FAIR AND EQUITABLE. EACH ALLOCATION BY THE BOARD OF DIRECTORS SHALL BE CONCLUSIVE AND BINDING ON THE SHAREHOLDERS OF THE CORPORATION OF ALL SERIES FOR ALL PURPOSES.

          (II) THE ASSETS BELONGING TO EACH SERIES OF STOCK SHALL BE CHARGED WITH THE LIABILITIES IN RESPECT TO SUCH SERIES, AND ALSO SHALL BE CHARGED WITH THEIR SHARE OF THE GENERAL LIABILITIES OF THE CORPORATION, IN PROPORTION TO THE RELATIVE ASSET VALUES OF THE RESPECTIVE SERIES DETERMINED IN ACCORDANCE WITH THE CHARTER OF THE CORPORATION OR IN SUCH OTHER MANNER AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS IN ACCORDANCE WITH LAW. THE DETERMINATION OF THE BOARD OF DIRECTORS SHALL BE CONCLUSIVE AS TO THE AMOUNT OF LIABILITIES, INCLUDING ACCRUED EXPENSES AND RESERVES, AS TO THE ALLOCATION OF THE SAME TO A GIVEN SERIES, AND AS TO WHETHER THE SAME OR GENERAL ASSETS OF THE CORPORATION ARE ALLOCABLE TO ONE OR MORE SERIES.

     (11) AT SUCH TIMES (WHICH MAY VARY WITHIN A CLASS OF STOCK) AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS (OR WITH THE AUTHORIZATION OF THE BOARD OF DIRECTORS, BY THE OFFICERS OF THE CORPORATION) IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT AS IN EFFECT FROM TIME TO TIME, APPLICABLE RULES AND REGULATIONS THEREUNDER AND APPLICABLE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND REFLECTED IN THE CORPORATION'S PERTINENT REGISTRATION STATEMENT, SHARES OF A PARTICULAR CLASS OF STOCK OF THE CORPORATION MAY BE AUTOMATICALLY CONVERTED INTO SHARES OF ANOTHER CLASS OF STOCK OF THE CORPORATION WITHIN THE SAME SERIES BASED ON THE RELATIVE NET ASSET VALUES OF SUCH CLASSES AT THE TIME OF CONVERSION, SUBJECT, HOWEVER, TO ANY CONDITIONS OF CONVERSION THAT MAY BE IMPOSED BY THE BOARD OF DIRECTORS (OR WITH THE AUTHORIZATION OF THE BOARD OF DIRECTORS, BY THE OFFICERS OF THE CORPORATION) AND REFLECTED IN THE CORPORATION'S PERTINENT REGISTRATION STATEMENT AS AFORESAID.


                                    ARTICLE V

                         PROVISIONS FOR DEFINING, LIMITING AND
                         REGULATING CERTAIN POWERS OF THE
                         CORPORATION AND OF THE DIRECTORS
                         AND STOCKHOLDERS

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

     (1) The number of  directors  of the  Corporation  shall be [three (3)] SIX
(6), which number may be increased pursuant to the By-Laws of the Corporation but shall never be less than three (3). The names of the CURRENT directors who shall act until the [first] NEXT annual meeting or until their successors are duly elected and qualify are:

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

                 [Akira Shimizu] WILLIAM G. BARKER, JR.
                 [John F. Wallace] GEORGE H. CHITTENDEN
                 [Takeo Nakamura] HARUO SAWADA
                 CHOR WENG TAN
                 ARTHUR R. TAYLOR
                 JOHN F. WALLACE

     (2) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock, OF ANY CLASS OR SERIES, AND SECURITIES CONVERTIBLE INTO SHARES OF CAPITAL STOCK OF THE CORPORATION, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in these Articles of Incorporation or in the By-Laws of the Corporation or in the General Laws of the State of Maryland.

     (3) No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation or any other security of the Corporation which it may issue or sell (whether out of the number of shares authorized by these Articles of Incorporation, or out of any shares of the capital stock of the Corporation, OF ANY CLASS OR SERIES, acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

     (4) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland, subject to the requirements of the Investment Company Act [of 1940, as amended].

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

     (5) The Board of Directors of the Corporation may make, alter or repeal from time to time any of the By-Laws of the Corporation except any particular By-Law which is specified as not subject to alteration or repeal by the Board of Directors, subject to the requirements of the Investment Company Act [of 1940, as amended].

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

                                ARTICLE [VII] VI

                                   REDEMPTION

     Each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of such holder on the books of the Corporation, and all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of capital stock of the Corporation or postpone the date of payment of such redemption price in accordance with provisions of applicable law. The redemption price of shares of capital stock of the Corporation shall be the net asset value thereof as determined by the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors of the Corporation. Payment of the redemption price shall be made in cash by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors of the Corporation.

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

                               ARTICLE [VIII] VII

                              DETERMINATION BINDING

     Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created, shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security owned by the Corporation or as to any other matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors as to whether any transaction

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

constitutes a purchase of securities on "margin," a sale of securities "short," or an underwriting or the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act [of 1940, as amended], or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

                                ARTICLE [IX] VIII

                               PERPETUAL EXISTENCE

     The duration of the Corporation shall be perpetual.

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

                                 ARTICLE IX [X]

                                    AMENDMENT

     The Corporation reserves the right from time to time to make any amendment of its Charter, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Charter, of any outstanding stock.

                 [THE BRACKETED TEXT REPRESENTS STRIKE OUT TEXT]

                                    ARTICLE X

                          MAJORITY VOTE OF STOCKHOLDERS

     Notwithstanding any provision of the laws of the State of Maryland requiring a greater proportion than a majority of the votes of all classes (or of any class) of stock entitled to be cast to take or authorize any action, such action may (subject to other applicable provisions of law and the Charter any By-Laws of the Corporation) be taken or authorized upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.]

                                     * * * *

     EIGHTH: THE FOREGOING AMENDMENT AND RESTATEMENT DOES NOT INCREASE THE AUTHORIZED STOCK OF THE CORPORATION.

     NINTH: THESE ARTICLES OF AMENDMENT AND RESTATEMENT SHALL BE EFFECTIVE AT THE VERY BEGINNING OF THE DAY ON _______________, 1997.

     IN WITNESS WHEREOF, NOMURA PACIFIC BASIN FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and attested to by its Secretary as of the day of , 1997.

ATTEST:                                        NOMURA PACIFIC BASIN FUND, INC.
                                               (a Maryland corporation)

________________________                       By:__________________________
John F. Wallace                                     Haruo Sawada
Secretary                                           President


     THE UNDERSIGNED, President of NOMURA PACIFIC BASIN FUND, INC., a Maryland corporation, who executed on behalf of the Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment and Restatement to be the corporate act of the Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties for perjury.

                                                    _________________________
                                                     Haruo Sawada
                                                     President

                         NOMURA PACIFIC BASIN FUND, INC.
                                 180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038

                                    P R O X Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Haruo Sawada and John F. Wallace as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Nomura Pacific Basin Fund, Inc. (the "Fund") held of record by the undersigned on August 4, 1997 at the Annual Meeting of the shareholders of the Fund to be held on September 24, 1997 or any adjournment thereof.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

HAS YOUR ADDRESS CHANGED?                             DO YOU HAVE ANY COMMENTS?

_________________________________             __________________________________

_________________________________             __________________________________

_________________________________             __________________________________

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

NOMURA PACIFIC BASIN FUND, INC.

Mark box at right if an address  change or comment has     |_|
  been noted on the reverse
  side of this card.

Please be sure to sign and date this Proxy.  Date__________

Shareholder sign here _____________________ Co-owner sign here ______________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" ALL PROPOSALS.

1.   Election of Directors.

     William G. Barker, Jr.            Chor Weng Tan
     George H. Chittenden              Arthur R. Taylor
     Haruo Sawada                      John F. Wallace

        For All Nominees  |_|   Withhold  |_|   For All Nominees Except  |_|

If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through that nominee's(s') name(s). Your shares will be voted for the remaining nominee(s).

2. Proposal to ratify the selection of Price Waterhouse LLP as the independent accountants of the Fund.

        For |_|   Against  |_|   Abstain  |_|

3.   Proposal to approve the new  Management Agreement.

        For |_|   Against  |_|   Abstain  |_|

4. Proposal to approve the new Investment Advisory Agreement between the Manager and Nomura Asset Management Co., Ltd.

        For |_|   Against  |_|   Abstain  |_|

5. Proposal to approve the new Investment Advisory Agreement between the Manager and Nomura Asset Management Singapore Ltd.

        For |_|   Against  |_|   Abstain  |_|

6. Proposal to adopt Charter amendments to permit the Fund to offer multiple classes of shares.

        For |_|   Against  |_|   Abstain  |_|

7.   Proposal to remove certain fundamental investment restrictions.

        For |_|   Against  |_|   Abstain  |_|

8. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

RECORD DATE SHARES:

                         Nomura Pacific Basin Fund, Inc.
                                180 Maiden Lane
                               New York, NY 10038

                                                                 August 20, 1997

Dear Shareholder:

     We are writing to request your vote on matters that are important to the Fund. We urge you to review the attached proxy statement, cast your vote on the attached proxy card and return your card in the enclosed envelope.

     Of particular importance are the proposals to approve new management and investment advisory agreements. As described in the enclosed proxy statement, these new agreements are required in light of a corporate restructuring of the Fund's investment advisers in which they are being consolidated with affiliated advisory companies. The new agreements do not change the fee paid by the Fund. The agreements will not become effective unless each of them is approved.

     The Directors unanimously recommend that you vote "FOR" each of the proposals described in the Fund's proxy statement. Your participation is important. If you will not be attending the meeting personally, we urge you to return the enclosed proxy card.

                                             On behalf of the Board of Directors


                                                        Haruo Sawada
                                                          President